Supplement dated 9-24-09 to the current Class A, B, C and T Shares Prospectuses

In the “Sales charge reductions and waivers” section, under the “Waivers for certain investors” subsection, the following bulleted paragraph is amended and restated as follows:

•         terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

The following bullet is added to “Waivers for certain investors” subsection:

•         participants rolling over (directly or within 60 days after distribution) from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Supplement dated 9-24-09 to the current Statement of Additional Information

In the “INITIAL SALES CHARGE ON CLASS A SHARES” section, under the “Without Sales Charges” subsection, the following bulleted paragraph is amended and restated as follows:

•         terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

The following bullet is added to “Without Sales Charges” subsection:

•         participants rolling over (directly or within 60 days after distribution), from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.